                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 August 4, 1999
                                                                 --------------


                       AUTOMOTIVE PERFORMANCE GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



         0-23705                                         86-0938742
(Commission File Number)                     (IRS Employer Identification No.)




7341 Anaconda Avenue, Garden Grove, California                          92841
(Address of Principal Executive Offices)                              (Zip Code)



                                 (714) 373-2837
               Registrant's Telephone Number, Including Area Code

                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


Effective July 31, 1999, Permatex, Inc., a wholly owned subsidiary of PBT Brands, Inc. (PBT), acquired certain assets and assumed certain liabilities of Loctite Corporation's North American Automotive Aftermarket Business.



On August 4, 1999, Automotive Performance Group, Inc. (APG) announced it purchased 22% of the common stock of PBT. This purchase was made pursuant to the terms of the APG Subscription Agreement dated as of July 30, 1999 by and among APG and PBT. In addition, APG has purchased $3.25 million of Class B junior redeemable preferred stock of PBT plus $990,000 of Class D junior redeemable preferred stock of PBT and will have the option to invest up to 22% of the equity in subsequent opportunities for PBT. A copy of the press release, dated August 4, 1999, relating to the purchase is filed hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Financial statements of businesses acquired:

         1. Audited Statement of Net Assets Sold by Loctite Corporation North American Automotive Aftermarket Business as of July 31, 1999 and Audited Statements of Revenues and Operating Expenses for the years ended December 31, 1998, 1997, and 1996 (with Independent Auditors' Report Thereon). (See pages a1.1 through a1.12.)

         2. Unaudited Interim Statements of Revenues and Operating Expenses for the six months ended June 30, 1999 and 1998. (See page a2.1 through a2.2.)

         3. Schedules of Net Assets Acquired as of June 30, 1999 and 1998. (See pages a3.1 through a3.2.)


(b)      Pro forma financial information:

         Pro forma combined condensed financial statements. (See pages b.1 through b.5.)


(c)      Exhibits:

         2.1 APG Subscription Agreement, dated as of July 30, 1999, by and among Automotive Performance Group, Inc., a Delaware corporation, and PBT Brands, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, APG agrees to furnish supplementally a copy of any schedule or similar attachment to the Commission upon request. Incorporated by reference to
                  Exhibit 2.2 filed with the Quarterly Report on Form 10-QSB filed for the quarter ended September 30, 1999.

         10.1 APG Agreement among Automotive Performance Group, Inc., PBT Brands, Inc., and the APG Parties Named Herein dated August 2, 19991. (This exhibit is also referred to as Document "M" on page 3 of Exhibit 2.1.) Pursuant to Item 601(b)(2) of Regulation S-K, APG agrees to furnish supplementally a copy of any schedule or similar attachment to the Commission upon request. Incorporated by reference to Exhibit 10.20 filed with the Quarterly Report on Form 10-QSB filed for the quarter ended September 30, 1999.

         10.2 Employment and Non-Interference Agreement, dated as of July 31, 1999, by and between Dean Willard and PBT Brands, Inc. (a Delaware corporation). (This exhibit is also referred to as Document "P" on page 4 of Exhibit 2.1.) Incorporated by reference to Exhibit 10.21 filed with the Quarterly Report on Form 10-QSB filed for the quarter ended September 30, 1999.

         23.1     Consent of Accountants.

         99.1 Text of Press Release, dated August 4, 1999, of Automotive Performance Group, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AUTOMOTIVE PERFORMANCE GROUP, INC.
                                           (Registrant)


Date: June 23, 2000           By: /s/ George Barraza
      -------------               ----------------------------
                                      George Barraza
                                      Chief Financial Officer
a1. AUDITED STATEMENT OF NET ASSETS SOLD BY LOCTITE CORPORATION NORTH AMERICAN AUTOMOTIVE AFTERMARKET BUSINESS AS OF JULY 31, 1999 AND AUDITED STATEMENTS OF REVENUES AND OPERATING EXPENSES FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996 (WITH INDEPENDENT AUDITORS' REPORT THEREON).


                                    - a1.1 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Statement of Net Assets Sold

                                  July 31, 1999

                  Statements of Revenues and Operating Expenses

                  Years ended December 31, 1998, 1997 and 1996

                   (With Independent Auditors' Report Thereon)

                                    - a1.2 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS


                                TABLE OF CONTENTS

                                                                                                                 PAGE
Independent Auditors' Report                                                                                       1

Statement of Net Assets Sold as of July 31, 1999                                                                   2

Statements of Revenues and Operating Expenses for the years ended December 31,
    1998, 1997 and 1996                                                                                            3

Notes to Financial Statements                                                                                      4

                                    - a1.3 -

[KPMG LLP letterhead]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Loctite Corporation:


We have audited the accompanying special purpose statement of net assets sold of the Loctite Corporation North American Automotive Aftermarket Business as of July 31, 1999 and the related statements of revenues and operating expenses of the product lines and brands included in and serving the Loctite Corporation North American Automotive Aftermarket Business for the years ended December 31, 1998, 1997 and 1996. These financial statements are the responsibility of Loctite Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared solely for the purpose of complying with the filing instructions of the Securities and Exchange Commission (for inclusion in Form 8-K of Automotive Performance Group, Inc. (APG)) and are intended to present the net assets sold of the Automotive Aftermarket Business of Loctite Corporation pursuant to the provisions of the Asset Purchase Agreement between Permatex, Inc. and Loctite Corporation described in Note 1, and the related revenues and operating expenses of the product lines and brands included in the North American Automotive Aftermarket Business. The financial statements are not intended to be a complete presentation of Loctite Corporation's financial position or results of operation.

In our opinion, the financial statements referred to above present fairly, in all material respects, net assets sold of the Loctite Corporation North American Automotive Aftermarket Business, pursuant to the Asset Purchase Agreement discussed in Note 1, as of July 31, 1999 and the related revenues and operating expenses of the product lines and brands included in the Loctite Corporation North American Automotive Aftermarket Business for the years ended December 31, 1998, 1997 and 1996 pursuant to the Asset Purchase Agreement described in Note 1, and in accordance with generally accepted accounting principles.

                                  /s/ KPMG LLP

Hartford, Connecticut
June 1, 2000

                                    - a1.4 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Statement of Net Assets Sold

                                  July 31,1999

                                                                                      (DOLLARS IN
                                                                                       THOUSANDS)
                                                                                       ----------
Assets:
    Trade accounts receivable, net of allowance of $620                                 $23,340
    Inventory                                                                             7,172
    Employee advances                                                                        19
    Employee loans                                                                            6
    Prepaid expenses                                                                        185
                                                                                        -------
          Total current assets                                                           30,722
Property, plant and equipment, net of accumulated depreciation of $11,077                20,661
                                                                                        -------
          Total assets                                                                   51,383
                                                                                        -------
Liabilities:
    Accounts payable                                                                      3,012
    Accrued expenses                                                                      1,539
                                                                                        -------
          Total current liabilities                                                       4,551
                                                                                        -------
          Net assets sold                                                               $46,832
                                                                                        =======

See accompanying notes to financial statements.

                                     -a1.5-

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

              Statements of Revenues and Operating Expenses

               Years ended December 31, 1998, 1997 and 1996

                                          1998          1997           1996
                                          ----          ----           ----
                                                (DOLLARS IN THOUSANDS)
Net sales                             $107,045        109,315        108,772
Cost of sales                           60,133         62,186         63,439
                                      --------        -------        -------
       Gross margin                     46,912         47,129         45,333
Direct expenses                         17,419         18,921         16,837
                                      --------        -------        -------
       Contribution margin              29,493         28,208         28,496
                                      --------        -------        -------
Allocated expenses:
    Indirect marketing                   5,799          5,239          5,146
    Freight                              3,204          3,265          3,251
    General and administrative           4,549          3,899          3,813
    Research and development               150            145            140
                                      --------        -------        -------
       Total allocated expenses         13,702         12,548         12,350
                                      --------        -------        -------
Operating earnings                     $15,791         15,660         16,146
                                      ========        =======        =======

See accompanying notes to financial statements.

                                     -a1.6-

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Notes to Financial Statements
                             (dollars in thousands)

                   As of July 31, 1999 and for the years ended
                        December 31, 1998, 1997 and 1996

(1)    BACKGROUND AND BASIS OF PRESENTATION

       Effective July 31, 1999, Permatex, Inc. (Permatex), acquired certain assets and assumed certain liabilities of Loctite Corporation's (Loctite) North American Automotive Aftermarket Business (AAM). AAM primarily consists of Loctite's automotive aftermarket division, including the automotive service parts business and selected heavy duty truck customer accounts, (as those terms are used by Loctite), together with the products sold under the "Permatex" and "Fast Orange" trademarks.

       AAM is a manufacturer, distributor, and marketer of functional chemical products to the automotive maintenance and repair markets in North America. The sale was structured as a sale of assets for cash and includes the brand names, customer lists, and selected products and certain manufacturing operations of AAM. Major product lines include anaerobic threadlockers and liquid gaskets, silicone gasketing material, aerosol cleaners, waterless hand cleaners and a wide range of do-it-yourself fix-and-repair chemical products. Loctite will retain the right to sell the same and similar products under other Loctite owned brand names to markets other than the automotive aftermarket including the general industrial market, automotive original equipment manufacturers, and non-automotive retail markets. Furthermore, the sale addresses the North American business; excluded are Loctite's European, Pacific, and Latin American Automotive Aftermarket Businesses.

       The special purpose statements of net assets sold as of July 31, 1999 and revenues and operating expenses of AAM for the years ended December 31, 1998, 1997 and 1996 include the accounts related to AAM within Loctite, on a carve-out basis, and exclude the effects of product lines and customers to be retained by Loctite. Accordingly, the statements include sales and related expenses of the following brands in both the automotive aftermarket and consumer markets: Permatex (excluding sales to other than the thirty largest customers within the consumer market); DL/Permatex and Fast Orange hand cleaners; Rear View Mirror; Alumaseal; and Loctite brand products sold within the automotive aftermarket. Excluded from the accompanying statements are the effects of sales and related expenses within the industrial market (including automotive original equipment), sales of Loctite brand products within the consumer market, and sales outside of North America.

       The special purpose statements of net assets sold and revenue and operating expenses are not intended to be a complete presentation of the results of operations, cash flows, or statements of financial position of Loctite Corporation in accordance with generally accepted accounting principles.

                                        4                           (Continued)

                                    - a1.7 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Notes to Financial Statements
                             (dollars in thousands)

                   As of July 31, 1999 and for the years ended
                        December 31, 1998, 1997 and 1996

       AAM does not maintain stand-alone corporate support functions. Therefore, corporate general and administrative expenses, and certain other expenses have been allocated to AAM for the purpose of this financial statement as set forth in Note 6. Allocations are based upon assumptions that Loctite management believes are reasonable. It is impracticable to determine whether such costs are comparable to those that would have been incurred on a stand-alone basis. Goodwill and related amortization expense resulting from the January 15, 1997, acquisition of Loctite by Henkel KGaA and previous business acquisitions have not been allocated to AAM. Also excluded from the financial statement are interest expense, income taxes, and the costs related to legal, treasury, tax, employee benefit administration, and internal audit corporate support activities.

       All purchases of inventory, payroll, capital and other expenditures were funded directly by Loctite. Remittances from sales to customers were collected by Loctite. Accordingly, AAM has no cash on a stand-alone basis. Trade accounts receivable represent the amounts due from specified customers at July 31, 1999. Accounts payable represents an estimated liability to suppliers that Permatex agreed to pay to Loctite who has retained the obligation to the supplier.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a) Revenue Recognition - Revenue is recognized when products are shipped to customers. Sales are net of customer allowances, discounts and rebates allocated on a basis proportional to sales.

       (b) Cost of Sales - Cost of sales includes raw material, labor, and overhead as determined on the lower of standard cost (which approximates first-in, first-out method) or market basis. Manufacturing variances generated by Loctite's primary manufacturing facilities relating to AAM products, Kansas City, Missouri, and Solon, Ohio, have been included in cost of sales on a basis proportional to the cost of sales of related products.

       (c) Inventories - Inventories are stated at the lower of standard cost (which approximates first-in, first-out method) or market.

       (d) Property, Plant and Equipment - Property, plant and equipment is recorded at cost and is depreciated using both straight-line and accelerated methods. Estimated lives used to compute depreciation are: land improvements, 5 to 40 years; building and improvements, 5 to 40 years; and machinery and equipment 3 to 10 years.

                                        5                           (Continued)

                                    - a1.8 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Notes to Financial Statements
                             (dollars in thousands)

                   As of July 31, 1999 and for the years ended
                        December 31, 1998, 1997 and 1996

       (e) Consolidation - The statement of net assets sold and the statements of revenues and operating expenses include certain accounts of the North American automotive aftermarket business of Loctite Corporation's North American Group (U.S.), Loctite Canada, and Loctite Mexico, after the elimination of intercompany accounts and transactions. Intercompany transactions with other Loctite divisions have not been eliminated in the accompanying statements.

       (f) Translation of Foreign Currencies - Assets and liabilities of Loctite Canada and Loctite Mexico are translated at exchange rates prevailing on the date of the statement of net assets acquired; revenues and expenses are translated at average exchange rates prevailing during the period.

       (g) Non-Operating Expenses - Interest expense and income, gains and losses on the sale of assets, and other non-operating income and expenses have been excluded from the accompanying financial statement.

       (h) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses, including allocations necessary to present AAM on a carve-out basis, during the reporting period. Actual results could differ from those estimates.

(3)    INVENTORY

       Inventory consists of the following at July 31, 1999:

                                      Finished goods                            $     5,564
                                      Work in process                                   317
                                      Raw materials                                   1,291
                                                                                   ---------

                                                                                $     7,172
                                                                                   =========

                                        6                           (Continued)

                                    - a1.9 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Notes to Financial Statements
                             (dollars in thousands)

                   As of July 31, 1999 and for the years ended
                        December 31, 1998, 1997 and 1996

(4)    PROPERTY PLANT AND EQUIPMENT

       Property, plant and equipment consists of the following at July 31, 1999:

                          Land and land improvements                                     $        998
                          Buildings                                                            13,624
                          Machinery and equipment                                              14,787
                          Furniture and fixtures                                                  984
                          Computers                                                               745
                          Lab                                                                     142
                          Tooling                                                                 458
                                                                                            -----------
                                                                                               31,738
                          Less accumulated depreciation                                        11,077
                                                                                            -----------
                                                                                         $     20,661
                                                                                            ===========

       Aggregate depreciation expense charged to income was $1,848 in 1998, $1,560 in 1997 and $1,311 in 1996. Depreciation expense attributable to the two manufacturing facilities related to AAM amounted to $1,101 in 1998, $915 in 1997 and $735 in 1996. Additional depreciation expenses of $747 in 1998, $645 in 1997 and $576 in 1996 related to selling, general and administrative functions of AAM has been allocated on a basis proportionate to sales.

(5)    ACCRUED EXPENSES

       Accrued expenses consists of the following at July 31, 1999:

                             Real estate and personal property taxes                $      246
                             Advertising and promotion                                     625
                             Commissions                                                   375
                             Bonuses and other personnel costs                             218
                             Other                                                          75
                                                                                    ----------
                                                                                    $    1,539
                                                                                    ==========

                                        7                           (Continued)

                                    - a1.10 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Notes to Financial Statements
                             (dollars in thousands)

                   As of July 31, 1999 and for the years ended
                        December 31, 1998, 1997 and 1996

(6)    DIRECT AND ALLOCATED EXPENSES

       (a) Direct expenses include all sales, marketing, and research and development expenses directly identified with the AAM business.

       (b) Indirect marketing, general and administrative expenses are shared by the AAM business with other Loctite businesses. Allocation of these costs were made to the AAM business based primarily on a basis proportional to sales of the AAM business to the other Loctite businesses. Excluded from the accompanying financial statement are costs related to legal, treasury, tax, employee benefit administration, and internal audit corporate support activities.

       (c) Freight costs have been included in the accompany financial statement as a percentage of sales determined based upon 1998 experience; direct identification of freight costs to the AAM market was not determinable for prior periods. Management is not aware of any reason why freight costs incurred in 1997 and 1996 would materially differ from 1998 experience.

       (d) Research and development expenses include estimated direct and indirect costs incurred in to support existing AAM products. Excluded are research and development efforts primarily directed at the industrial market and non-AAM consumer and automotive aftermarket products, whether or not those efforts may lead to aftermarket applications, and exploratory efforts expended on products not yet in production. Also excluded are costs allocable to international operations. Total direct and indirect research and development expense charged AAM was $350 in 1998, $335 in 1997, and $325 in 1996.

(7)    COMMITMENTS AND CONTINGENCIES

       The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on AAM's financial position or results of operations.

(8)    PENSION AND POST RETIREMENT PLANS

       Expenses related to Loctite sponsored employee benefit plans have been allocated to AAM and are classified in the accompanying statement of revenues and operating expenses together with related payroll expenses.
                                        8                           (Continued)

                                    - a1.11 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Notes to Financial Statements
                             (dollars in thousands)

                   As of July 31, 1999 and for the years ended
                        December 31, 1998, 1997 and 1996

 (9)   CONCENTRATIONS

       For the years ended December 31, 1997 and 1996, no customer amounted to greater than 10% of sales. For the year ended December 31, 1998, one customer accounts for 11% of sales. At July 31, 1999, one customer amounted to approximately 23% of outstanding accounts receivable.

       Credit risk is concentrated in customers in businesses related to the automotive aftermarket. Concentrations of credit risk with respect to trade accounts receivable are mitigated by the large number of customers comprising AAM's customer base and their dispersion across different geographic areas.

       AAM manufacturers products for sale by other Loctite Divisions. These transfers are made at standard manufacturing cost. Included in the statement of revenue and expenses are sales and cost of sale, to other Loctite divisions of $6,516 in 1998, $6,750 in 1997, and $7,544 in 1996.

(10)   FAIR VALUE OF FINANCIAL INSTRUMENTS

       The carrying amount of the Company's financial instruments, which include trade accounts receivable and accounts payable, approximates fair value due to the relatively short maturity of such instruments.

                                    - a1.12 -
a2. UNAUDITED INTERIM STATEMENTS OF REVENUES AND OPERATING EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND 1998.

                                    - a2.1 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

              Interim Statements of Revenues and Operating Expenses

                 For the six months ended June 30, 1999 and 1998
                                   (Unaudited)
                             (Amounts in thousands)

                                           For the Six          For the Six
                                        Months ended June     Months ended June
                                           30, 1999             30, 1998
                                           --------             --------
Net sales                                   $48,881             $49,813
Cost of sales                                25,919              28,223
                                            -------             -------
          Gross margin                       22,962              21,590
Direct expenses                               6,902               8,681
                                            -------             -------
          Contribution margin                16,060              12,909
Allocated expenses:
     Indirect marketing                       2,974               3,060
     Freight                                  1,424               1,478
     General and administrative               2,269               2,353
     Research and development                    70                  70
                                            -------             -------
Total allocated expenses                      6,737               6,961
                                            -------             -------

Operating earnings                          $ 9,323             $ 5,948
                                            =======             =======

These interim statements are prepared on a basis believed consistent with the Audited Statements of Revenues and Operating Expenses for the years ended December 31, 1998, 1997, and 1996 in section a1. See the notes in section a1 for the basis upon which those interim statements have been prepared.

The applicable notes in section a1 are an integral part of these interim statements.
                                    - a2.2 -
a3.  SCHEDULES OF NET ASSETS SOLD AS OF JUNE 30, 1999 AND 1998.

                                    - a3.1 -

                               LOCTITE CORPORATION
                            NORTH AMERICAN AUTOMOTIVE
                              AFTERMARKET BUSINESS

                          Schedules of Net Assets Sold

                             June 30, 1999 and 1998
                                   (Unaudited)
                             (Amounts in thousands)

                                                                     June 30, 1999            June 30, 1998
                                                                     -------------            -------------
Assets:
     Trade accounts receivable, net of allowance of
         $531 and $1,038                                               $24,212                    $22,673
     Inventory                                                           7,513                      9,297
     Prepaid expenses                                                      245                        156
                                                                       -------                    -------
          Total current assets                                          31,970                     32,126
Property, plant and equipment, net                                      20,644                     20,157
                                                                       -------                    -------
          Total assets                                                  52,614                     52,283
                                                                       -------                    -------
Liabilities:
     Accounts payable                                                    3,078                      3,104
     Accrued expenses                                                    1,101                      1,535
                                                                       -------                    -------
          Total current liabilities                                      4,179                      4,639
                                                                       -------                    -------
          Net assets sold                                              $48,435                    $47,644
                                                                       =======                    =======

These interim statements are prepared on a basis believed consistent with the Audited Statement of Net Assets Sold as of July 31, 1999 in section a1. See the notes in section a1 for the basis upon which that interim statement has been prepared.

The applicable notes in section a1 are an integral part of these interim statements.

                                    - a3.2 -

b.  PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

               Automotive Performance Group, Inc. and Subsidiaries

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The accompanying unaudited pro forma combined condensed financial statements have been derived from the historical results of operations of Automotive Performance Group, Inc. and Subsidiaries (APG) and pro forma results of operations of PBT Brands, Inc. (PBT) for the year ended December 31, 1998 and the six months ended June 30, 1999 and financial position as of June 30, 1999. On August 2, 1999, APG acquired a 22% equity interest in PBT, a new company formed on July 26, 1999, to acquire the Automotive Aftermarket Business of Loctite Corporation. Operations of PBT prior to July 26, 1999 have been estimated on a pro forma basis.

The unaudited pro forma combined condensed financial statements are presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the transaction had been consummated on January 1, 1999, nor which may result from future operations. The pro forma adjustments are based on available information and certain assumptions that APG believes are reasonable. The transaction has been accounted for under the equity method of accounting. These pro forma financial statements should be read in conjunction with the historical financial statements and related notes of APG and the purchase agreement.

                                     -b.1-

               Automotive Performance Group, Inc. and Subsidiaries

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           (Unaudited)(In Thousands)

                                                                                                             Pro Forma
                                                                       Historical APG      Pro Forma          Combined
                                                                        June 30, 1999      Adjustments      June 30, 1999
                                                                        -------------      -----------      -------------
CURRENT ASSETS
      Cash                                                                 $    124        $      37(1)        $    161
      Restricted cash                                                         3,037          (3,037)(1)              --
      Prepaid expenses and other                                              1,482            (529)(1)             953
      Net assets of discontinued specialty chemical subsidiary                1,009              --               1,009
      Net assets of discontinued automotive parts and
          accessories subsidiaries                                            2,100              --               2,100
      Purchase option                                                         1,000          (1,000)(1)              --
                                                                           --------        --------            --------
          Total current assets                                                8,752          (4,529)              4,223
PROPERTY, PLANT and EQUIPMENT, net                                               91              --                  91
OTHER ASSETS
      Investment in PBT Brands, Inc.                                             --            6,328(1)           6,328
      Net assets of discontinued specialty chemical subsidiary                   51              --                  51
      Net assets of discontinued automotive parts and
          accessories subsidiaries                                            1,506              --               1,506
                                                                           --------        --------            --------
                                                                           $ 10,400        $  1,799            $ 12,199
                                                                           ========        ========            ========
CURRENT LIABILITIES
      Notes payable                                                        $  2,023        $     --            $  2,023
      Accounts payable                                                        1,569              --               1,569
      Accrued liabilities                                                        45              --                  45
      Net liabilities of discontinued specialty chemical subsidiary
          including provision for losses                                        687              --                 687
      Net liabilities of discontinued automotive parts and
          accessories subsidiaries including provision for
          losses                                                              5,772              --               5,772
                                                                           --------        --------            --------
          Total current liabilities                                          10,096              --              10,096
STOCKHOLDERS' EQUITY                                                            304           1,799(1)            2,103
                                                                           --------        --------            --------
                                                                           $ 10,400        $  1,799            $ 12,199
                                                                           ========        ========            ========

See notes to pro forma combined condensed financial statements.

                                     -b.2-

               Automotive Performance Group, Inc. and Subsidiaries

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (Unaudited)(In Thousands, Except Per Share Data)

                                                                                         Year ended December 31, 1998
                                                                                         ----------------------------
                                                                                  Historical       Pro Forma           Pro Forma
                                                                                    APG            Adjustments         Combined
                                                                                    ---            -----------         --------
Revenues                                                                          $     --         $     --            $     --
Expenses
     Selling, general and administrative                                               338               --                 338
     Salaries, payroll taxes and benefits                                              281               --                 281
     Professional expenses                                                           1,788               --               1,788
     Depreciation and amortization                                                       3               --                   3
                                                                                  --------         --------            --------
                                                                                     2,410               --               2,410
                                                                                  --------         --------            --------
         Operating loss                                                             (2,410)              --              (2,410)
Other income (expense)
     Equity in losses of affiliate                                                      --           (6,328)(2)          (6,328)
     Interest expense                                                                 (297)              --                (297)
     Gain on sale of affiliate                                                       1,122               --               1,122
                                                                                  --------         --------            --------
                                                                                       825            6,328)             (5,503)
                                                                                  --------         --------            --------
         Loss from continuing operations before discontinued
            operations and extraordinary item                                       (1,585)          (6,328)             (7,913)

Discontinued operations
     Loss from operations of discontinued venue division and subsidiary               (339)              --                (339)
     Loss from operations of discontinued specialty chemical subsidiary             (1,636)              --              (1,636)
     Loss from operations of automotive parts and accessories subsidiaries          (4,713)              --              (4,713)
     Loss from operations of discontinued race team subsidiary                      (4,924)              --              (4,924)
     Loss from disposal of race team subsidiary                                       (925)              --                (925)
                                                                                  --------         --------            --------
         Loss from discontinued operations                                         (12,537)              --             (12,537)
                                                                                  --------         --------            --------
         Loss before extraordinary item                                            (14,122)          (6,328)            (20,450)
Extraordinary item
     Gain from extinguishment of debt                                                  258               --                 258
                                                                                  --------         --------            --------
         NET LOSS                                                                 $(13,864)        $ (6,328)           $(20,192)
                                                                                  ========         ========            ========
Loss per common share basic and diluted
     Loss before discontinued operations and extraordinary item                   $  (0.32)        $  (1.28)           $  (1.60)
     Discontinued operations                                                         (2.53)              --               (2.53)
     Extraordinary item                                                               0.05               --                0.05
                                                                                  --------         --------            --------
                                                                                  $  (2.80)        $  (1.28)           $  (4.08)
                                                                                  ========         ========            ========

See notes to pro forma combined condensed financial statements.

                                     -b.3-

               Automotive Performance Group, Inc. and Subsidiaries

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                (Unaudited)(In Thousands, Except Per Share Data)

                                                                               Six Months ended June 30, 1999
                                                                               ------------------------------
                                                                       Historical      Pro Forma            Pro Forma
                                                                           APG         Adjustments          Combined
                                                                       ----------      -----------          --------
Revenues                                                               $     --         $     --            $     --

Expenses
     Selling, general and administrative                                    226               --                 226
     Salaries, payroll taxes and benefits                                   306               --                 306
     Professional expenses                                                  731               --                 731
     Depreciation and amortization                                            9               --                   9
     Write-off of goodwill                                                3,047               --               3,047
                                                                       --------         --------            --------
                                                                          4,319               --               4,319
                                                                       --------         --------            --------
         Operating loss                                                  (4,319)              --              (4,319)
Other income (expense)
     Equity in losses of affiliate                                           --           (3,366)(3)          (3,366)
     Interest expense                                                      (249)              --                (249)
     Interest income                                                         37               --                  37
                                                                       --------         --------            --------
                                                                           (212)          (3,366)             (3,578)
                                                                       --------         --------            --------
         Loss from continuing operations before discontinued
             operations                                                  (4,531)          (3,366)             (7,897)
Discontinued operations
     Loss from operations of discontinued specialty chemical
        subsidiary                                                       (1,111)              --              (1,111)
     Loss from sale of discontinued specialty chemical
        subsidiary including provision of $185 for operating
        losses during phase-out period                                     (185)              --                (185)
     Loss from operations of automotive parts and accessories
        subsidiaries                                                     (1,090)              --              (1,090)
     Lossfrom sale of automotive parts and accessories
        subsidiaries including provision of $267 for operating
        losses during phase-out period                                   (1,685)              --              (1,685)
                                                                       --------         --------            --------
         Loss from discontinued operations                               (4,071)              --              (4,071)
                                                                       --------         --------            --------
         NET LOSS                                                      $ (8,602)        $ (3,366)           $(11,968)
                                                                       ========         ========            ========
Loss per common share basic and diluted
     Loss before discontinued operations and extraordinary item        $  (0.72)        $  (0.53)           $  (1.25)
     Discontinued operations                                              (0.64)              --               (0.64)
                                                                       --------         --------            --------
                                                                       $  (1.36)        $  (0.53)           $  (1.89)
                                                                       ========         ========            ========

See notes to pro forma combined condensed financial statements.

                                     -b.4-

               Automotive Performance Group, Inc. and Subsidiaries

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

(1)      To record investment in PBT under the equity method of accounting.

(2) To record equity losses in PBT and amortization of excess cost over underlying equity in PBT for the year ended December 31, 1998.

(3) To record equity losses in PBT and amortization of excess cost over underlying equity in PBT for the six months ended June 30, 1999.


                                     -b.5-